Exhibit 99.1

HP Inc. 1501 Page Mill Palo Alto, CA 94304 hp.com

News Release HP Inc. Completes Acquisition of Poly Combined organization will offer leading portfolio of hybrid work solutions to drive long-term sustainable growth

PALO ALTO, Calif., August 29, 2022 – HP Inc. (NYSE: HPQ) today announced the completion of its acquisition of Poly, a leading global provider of workplace collaboration solutions.

The deal is expected to accelerate HP’s strategy to create a more growth-oriented portfolio, further strengthen its industry opportunity in hybrid work solutions, and position the combined organization for long-term sustainable growth and value creation. HP expects the transaction, first announced in March, to be accretive to revenue, non-GAAP operating profit and non-GAAP EPS in FY23 post-merger.

“This is a historic day for our business as we mark the union of two iconic companies that are innovating at the heart of hybrid work,” said Enrique Lores, President and CEO of HP. “Poly brings incredibly strong talent, differentiated technology, and a complementary go-to-market system that we believe will further strengthen our position in large and growing markets. Together, we will have vast opportunities to innovate for customers and grow our business as we continue building a stronger HP.”

The merger of HP and Poly comes as businesses and their employees are focused on finding better ways to work and collaborate in the hybrid world. Approximately 75% of office workers are investing to improve their home setups1. Traditional office spaces are also being reconfigured to support hybrid work and collaboration, with a focus on meeting room solutions. Currently, there are more than 90 million rooms, of which less than 10% have video capability2. As a result, the office meeting room solutions segment is expected to triple by 2024.

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	1

News Release

Poly brings industry-leading video conferencing solutions, cameras, headsets, voice and software to HP, allowing customers to create meeting equity between those in the room and those who aren’t. The combined organization will deliver a complete ecosystem of devices, software, and digital services to create premium employee experiences, improve workforce productivity, and provide enterprise customers with better visibility, insights, security, and manageability across their hybrid IT environments.

“As ideas around the role of the traditional office continue to shift, there is a critical need for organizations to enable rich collaboration experiences between in-person and remote workers,” said Patrick Moorhead, CEO and chief analyst, Moor Insights & Strategy. “Combining Poly and HP is a win-win for both organizations. More importantly, uniting these two companies will provide end-users with the essential hardware, software, and services required to successfully navigate hybrid work experiences now and into the future.”

The addition of Poly will help HP to drive innovation and scale in two of its key growth areas: peripherals and workforce solutions. Peripherals represent a $110 billion segment opportunity growing 9% annually, driven by the need for more immersive experiences2. Workforce solutions represent a $120 billion segment opportunity that is growing 8% annually, as companies invest in digital services to set up, manage, and secure more distributed IT ecosystems 2.

With the transaction completed, Poly CEO Dave Shull will join HP as President, Workforce Services & Solutions, starting November 1. Shull will lead the newly formed organization focused on driving a more expansive growth agenda across HP’s commercial services business. He brings extensive global experience spanning technology, digital media, operational transformation, and business development to the role. Shull will join the HP executive leadership team and report to Lores.

Andy Rhodes will run the combined HP-Poly business as General Manager, Hybrid Work Solutions & Peripherals. Rhodes, who joined HP in 2018, has previously led the company’s commercial Personal Systems business and built the global peripherals organization. Prior to HP, he held a number of senior executive roles at Dell. Rhodes will continue to report to HP Personal Systems President, Alex Cho.

HP completed the deal as an all-cash transaction of $40 per share, implying a total enterprise value of approximately $3.3 billion,

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	2

News Release

inclusive of Poly’s net debt. The transaction was financed through a combination of balance sheet cash and new debt.

About HP

HP Inc. is a technology company that believes one thoughtful idea has the power to change the world. Its product and service portfolio of personal systems, printers, and 3D printing solutions helps bring these ideas to life. Visit http://www.hp.com.

Cautionary Statement Regarding Forward-Looking Statements

This document contains statements, estimates, projections or guidance that constitute forward-looking statements as defined under the U.S. federal securities laws based on current expectations and assumptions that involve risks and uncertainties. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding the transaction between HP and Poly, including any statements regarding the expected benefits of the transaction (including anticipated accretion to earnings and free cash flow and anticipated EBITDA), the impact of the transaction on HP’s business, the synergies from the transaction, future opportunities, and any other statements regarding HP’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Words or phrases such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “targets,” “advances,” “commits,” “drives,” “aims,” “forecasts,” “approaches,” “seeks,” “schedules,” “predicts,” “projects,” “will,” “would,” “could,” “should,” “can,” “may,” “outlook,” “guidance,” “goals,” “objectives,” “strategies,” “opportunities,” “potential,” and similar terms or expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are beyond the companies’ control and are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. The reader should not place undue reliance on these forward-looking statements, which speak only as of the date thereof. Unless legally required, HP undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ materially from those in the forward-looking statements include the effects of disruption to HP’s or Poly’s respective businesses; the effect of this communication on HP’s stock price and Poly’s ability to retain key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the effects of industry, market, economic, political or regulatory conditions outside of HP’s control; HP’s ability to achieve the synergies and benefits from the transaction, including its integration of the businesses and technologies; the risk that the integration of HP’s and Poly’s operations will be materially delayed or will be more costly or difficult than expected; the nature,

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	3

News Release

cost and outcome of any litigation and other legal proceedings; the risk that cost savings, any revenue synergies and other anticipated benefits of the transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies; and unknown liabilities. Other important factors that could cause actual results to differ materially from those in the forward-looking statements are described in HP’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended October 31, 2021, as well as in Poly’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended April 2, 2022. Other unpredictable or unknown factors not discussed in this document could also have material adverse effects on forward-looking statements.

HP Inc. Media Relations MediaRelations@hp.com	HP Inc. Investor Relations InvestorRelations@hp.com
www.hp.com/go/newsroom

1 HP Proprietary survey

2 Frost & Sullivan, State of the Global Video Conferencing Devices Market

©Copyright 2022 HP Development Company, L.P. The information contained herein is subject to change without notice. The only warranties for HP products and services are set forth in the express warranty statements accompanying such products and services. Nothing herein should be construed as constituting an additional warranty. HP shall not be liable for technical or editorial errors or omissions contained herein.	4